POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of the OneAmerica Funds, Inc., a Maryland corporation, registered as an open end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), (the "Fund"), does hereby constitute and appoint Richard
M. Ellery and Thomas M. Zurek, each of them his or her true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended (the "Securities Act"), 1940 Act and any rules, regulations and requirements of the Securities and Exchange Commission ("SEC"), in connection with the registration under the Securities Act of the shares of common stock of the Fund ( the "Securities") and in connection with the registration of the Fund under the 1940 Act, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for on behalf of the Fund, and the name of the undersigned as Director or an officer, as appropriate, of the Fund to a Registration Statement or to any amendment thereto filed with the SEC with respect to Securities or with respect to the Fund and to any instrument or document filed as part of, as an exhibit to or in connection with any Registration Statement or Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed.

                                   Date: 10/8/07


                                   /s/ William R. Brown
                                   William R. Brown

STATE OF INDIANA  )
                  )  SS:
COUNTY OF MARION  )

Before me, Carol S. Jospeph, a Notary Public in and for said County and State, this 8 day of October, 2007, personally appeared William R. Brown, who signed his mark on the foregoing Power of Attorney, and who declared his execution of the foregoing Power of Attorney to be his free and voluntary act and deed for the purposes expressed therein.

                           /s/ Carol J. Joseph
                           Notary Public


My commission expires: 6/19/08
County of Residence: Marion
[Seal]

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of the OneAmerica Funds, Inc., a Maryland corporation, registered as an open end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), (the "Fund"), does hereby constitute and appoint Richard
M. Ellery and Thomas M. Zurek, each of them his or her true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended (the "Securities Act"), 1940 Act and any rules, regulations and requirements of the Securities and Exchange Commission ("SEC"), in connection with the registration under the Securities Act of the shares of common stock of the Fund ( the "Securities") and in connection with the registration of the Fund under the 1940 Act, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for on behalf of the Fund, and the name of the undersigned as Director or an officer, as appropriate, of the Fund to a Registration Statement or to any amendment thereto filed with the SEC with respect to Securities or with respect to the Fund and to any instrument or document filed as part of, as an exhibit to or in connection with any Registration Statement or Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed.

                                   Date: 10/26/07

                                   /s/ K. Lowell Short
                                   K. Lowell Short

STATE OF INDIANA  )
                  )  SS:
COUNTY OF MARION  )

Before me, Patricia M. Bridget, a Notary Public in and for said County and State, this 26 day of October, 2007, personally appeared K. Lowell Short, Jr., who signed his mark on the foregoing Power of Attorney, and who declared his execution of the foregoing Power of Attorney to be his free and voluntary act and deed for the purposes expressed therein.

                           /s/ Patricia M. Bridget
                           Notary Public


My commission expires: 10/26/08
County of Residence: Hendricks
[Seal]

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of the OneAmerica Funds, Inc., a Maryland corporation, registered as an open end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), (the "Fund"), does hereby constitute and appoint Richard
M. Ellery and Thomas M. Zurek, each of them his or her true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended (the "Securities Act"), 1940 Act and any rules, regulations and requirements of the Securities and Exchange Commission ("SEC"), in connection with the registration under the Securities Act of the shares of common stock of the Fund ( the "Securities") and in connection with the registration of the Fund under the 1940 Act, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for on behalf of the Fund, and the name of the undersigned as Director or an officer, as appropriate, of the Fund to a Registration Statement or to any amendment thereto filed with the SEC with respect to Securities or with respect to the Fund and to any instrument or document filed as part of, as an exhibit to or in connection with any Registration Statement or Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed.

                                   Date: 2/29/08

                                   /s/ Stephen J. Helmich
                                   Stephen J. Helmich

STATE OF INDIANA  )
                  )  SS:
COUNTY OF MARION  )

Before me, Terri E. Miller, a Notary Public in and for said County and State, this 29 day of February, 2008, personally appeared Stephen J. Helmich, who signed his mark on the foregoing Power of Attorney, and who declared his execution of the foregoing Power of Attorney to be his free and voluntary act and deed for the purposes expressed therein.

                           /s/ Terri E. Miller
                           Notary Public


My commission expires: 5/29/08
County of Residence: Marion
[Seal]

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of the OneAmerica Funds, Inc., a Maryland corporation, registered as an open end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), (the "Fund"), does hereby constitute and appoint Richard
M. Ellery and Thomas M. Zurek, each of them his or her true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended (the "Securities Act"), 1940 Act and any rules, regulations and requirements of the Securities and Exchange Commission ("SEC"), in connection with the registration under the Securities Act of the shares of common stock of the Fund ( the "Securities") and in connection with the registration of the Fund under the 1940 Act, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for on behalf of the Fund, and the name of the undersigned as Director or an officer, as appropriate, of the Fund to a Registration Statement or to any amendment thereto filed with the SEC with respect to Securities or with respect to the Fund and to any instrument or document filed as part of, as an exhibit to or in connection with any Registration Statement or Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed.

                                   Date: 2/29/08

                                   /s/ Stephen J. Helmich
                                   Stephen J. Helmich

STATE OF INDIANA  )
                  )  SS:
COUNTY OF MARION  )

Before me, Terri E. Miller, a Notary Public in and for said County and State, this 29 day of February, 2008, personally appeared Stephen J. Helmich, who signed his mark on the foregoing Power of Attorney, and who declared his execution of the foregoing Power of Attorney to be his free and voluntary act and deed for the purposes expressed therein.

                           /s/ Terri E. Miller
                           Notary Public


My commission expires: 5/29/08
County of Residence: Marion
[Seal]

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of the OneAmerica Funds, Inc., a Maryland corporation, registered as an open end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), (the "Fund"), does hereby constitute and appoint Richard
M. Ellery and Thomas M. Zurek, each of them his or her true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended (the "Securities Act"), 1940 Act and any rules, regulations and requirements of the Securities and Exchange Commission ("SEC"), in connection with the registration under the Securities Act of the shares of common stock of the Fund ( the "Securities") and in connection with the registration of the Fund under the 1940 Act, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for on behalf of the Fund, and the name of the undersigned as Director or an officer, as appropriate, of the Fund to a Registration Statement or to any amendment thereto filed with the SEC with respect to Securities or with respect to the Fund and to any instrument or document filed as part of, as an exhibit to or in connection with any Registration Statement or Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed.

                                   Date: 2/29/08

                                   /s/ Stephen J. Helmich
                                   Stephen J. Helmich

STATE OF INDIANA  )
                  )  SS:
COUNTY OF MARION  )

Before me, Terri E. Miller, a Notary Public in and for said County and State, this 29 day of February, 2008, personally appeared Stephen J. Helmich, who signed his mark on the foregoing Power of Attorney, and who declared his execution of the foregoing Power of Attorney to be his free and voluntary act and deed for the purposes expressed therein.

                           /s/ Terri E. Miller
                           Notary Public


My commission expires: 5/29/08
County of Residence: Marion
[Seal]

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of the OneAmerica Funds, Inc., a Maryland corporation, registered as an open end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), (the "Fund"), does hereby constitute and appoint Richard
M. Ellery and Thomas M. Zurek, each of them his or her true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended (the "Securities Act"), 1940 Act and any rules, regulations and requirements of the Securities and Exchange Commission ("SEC"), in connection with the registration under the Securities Act of the shares of common stock of the Fund ( the "Securities") and in connection with the registration of the Fund under the 1940 Act, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for on behalf of the Fund, and the name of the undersigned as Director or an officer, as appropriate, of the Fund to a Registration Statement or to any amendment thereto filed with the SEC with respect to Securities or with respect to the Fund and to any instrument or document filed as part of, as an exhibit to or in connection with any Registration Statement or Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed.

                                   Date: 2/29/08

                                   /s/ Gilbert F. Viets
                                   Gilbert F. Viets

STATE OF INDIANA  )
                  )  SS:
COUNTY OF MARION  )

Before me, Terri E. Miller, a Notary Public in and for said County and State, this 29 day of February, 2008, personally appeared Gilbert F. Viets, who signed his mark on the foregoing Power of Attorney, and who declared his execution of the foregoing Power of Attorney to be his free and voluntary act and deed for the purposes expressed therein.

                           /s/ Terri E. Miller
                           Notary Public


My commission expires: 5/29/08
County of Residence: Marion
[Seal]

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of the OneAmerica Funds, Inc., a Maryland corporation, registered as an open end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), (the "Fund"), does hereby constitute and appoint Richard
M. Ellery and Thomas M. Zurek, each of them her true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended (the "Securities Act"), 1940 Act and any rules, regulations and requirements of the Securities and Exchange Commission ("SEC"), in connection with the registration under the Securities Act of the shares of common stock of the Fund ( the "Securities") and in connection with the registration of the Fund under the 1940 Act, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for on behalf of the Fund, and the name of the undersigned as Director or an officer, as appropriate, of the Fund to a Registration Statement or to any amendment thereto filed with the SEC with respect to Securities or with respect to the Fund and to any instrument or document filed as part of, as an exhibit to or in connection with any Registration Statement or Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed.

STATE OF INDIANA  )
                  )  SS:
COUNTY OF MARION  )

Before me, Rita Hutcheson, a Notary Public in and for said County and State, this 28 day of February, 2008, personally appeared Jean L. Wojtowicz, who signed her mark on the foregoing Power of Attorney, and who declared her execution of the foregoing Power of Attorney to be his free and voluntary act and deed for the purposes expressed therein.

                           /s/ Rita Hutcheson
                           Notary Public

My Commission expires: 7/15/15
County of Residence: Marion
[Seal]